                                                                    EXHIBIT 10.1

The securities offered hereby have not been registered under he United States Securities Act of 1933 (the "1933 Act") or the securities laws of any state of the United States or any other area subject to the jurisdiction of the United States, and may not be offered or sold, directly or indirectly or delivered in the United States or to or for the account of a U.S. person unless registered under the 1933 Act. The securities have not been approved by the Securities and Exchange Commission, nor have any State securities regulatory authorities passed upon or endorsed the merits of this Offering or the adequacy or accuracy of these offering documents. The securities are subject to restrictions on transferability and resale and may not be transferred or resold in the United States or to a U.S. person unless they are registered under the 1933 Act and applicable State securities laws or unless an exemption from such registration is available. Any representation to the contrary is unlawful.

                             FINDER'S FEE AGREEMENT

THIS AGREEMENT, dated for reference October 19, 2001, is made

BETWEEN:

        PCSUPPORT.COM, INC., a Nevada corporation with an office at Suite 300, 3605 Gilmore Way, Burnaby, British Columbia, V5G 4X5

                                                                (the "Company");

AND:

        BOLDER INVESTMENT PARTNERS, LTD., a body corporate with an office at 1450 Creekside Drive, Suite 800, Vancouver, British Columbia, V6J 5B3

                                                                     ("Bolder").

WHEREAS:

A. Bolder has introduced Welcome Opportunities Ltd. ("Welcome Opportunities") to the Company;

B. Welcome Opportunities is purchasing by way of private placement a unit of the Company comprised of a US$100,000 principal amount promissory note and 160,000 common share purchase warrants;

C. The Company has agreed to pay to Bolder a finder's fee in respect of such introduction; and

D. The Company anticipates closing a private placement of up to 4,200,000 common shares at US$0.12 per share in the near future (the "Private Placement").

THEREFORE, the parties agree:

1. The Company will issue to Bolder 80,000 common share purchase warrants (the "Warrants") as a finder's fee in connection with Bolder's introduction of Welcome Opportunities to the Company.

2. Each of the Warrants will entitle Bolder to purchase one common share of the Company for a period of 24 months from the date of issue at a price of US$0.20 per share (the "Warrant Shares"). The Company further agrees to afford Bolder the opportunity to include the Warrant Shares in any registration statement filed by the Company within 12 months following the date of issuance of the Warrants under the United States Securities Act of 1933 in connection with the registration of any common shares issued pursuant to the Private Placement.

3. The Warrants will be issued on the date that the Company completes its private placement transaction with Welcome Opportunities.

4. Bolder is acquiring the Warrants for an investment and not with a view to the distribution of the Warrants and is aware that there are resale restrictions that apply to the Warrants and the Warrant Shares and Bolder agrees to comply with all such resale restrictions.

5. Bolder has received and reviewed a copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2001, including the "Risk Factors" section thereof.

6. Bolder is an "accredited investor" as defined under Regulation D of the U. S. Securities Act of 1933.

7. The Company agrees to make all filings required under applicable securities laws in connection with the distribution of the Warrants and the Warrant Shares.

8. The parties agree to execute and deliver any other deeds, documents and assurances and to do any other acts required to carry out the true intent and meaning of this Agreement.

9. This Agreement will be construed and in all respects governed by the laws of the Province of British Columbia and the laws of Canada applicable in British Columbia.

10. This Agreement will ensure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

11. This Agreement may be amended in writing with the mutual consent of all parties.

12. Time will be of the essence of this Agreement and will be calculated in accordance with the Interpretation Act (British Columbia).

13. This Agreement may be executed in as many counterparts as necessary, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.

IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.

THE COMMON SEAL of
PCSUPPORT.COM, INC. was hereunto                           )
affixed in the presence of:                                )
                                                           )
         /s/ Mike McLean                                   )                 c/s
--------------------------------------------
Authorized Signatory                                       )



THE COMMON SEAL of BOLDER
INVESTMENT PARTNERS, LTD. was                              )
hereunto affixed in the presence of:                       )
                                                           )
         /s/ Paul Woodward                                 )
--------------------------------------------
Authorized Signatory                                       )                 c/s
                                                           )
--------------------------------------------               )
Authorized Signatory                                       )